UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2012

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 9, 2012, America’s Car-Mart, Inc., a Texas corporation (the “Company”), and its subsidiaries, Colonial Auto Finance, Inc., an Arkansas corporation (“Colonial”), America’s Car Mart, Inc., an Arkansas corporation (“ACM”), and Texas Car-Mart, Inc., a Texas corporation (“TCM”), entered into an Amended and Restated Loan and Security Agreement (“Agreement”) with a group of lenders. The Agreement amends and restates the Company’s existing Loan and Security Agreement dated November 4, 2010, as amended on January 12, 2011, May 2, 2011 and October 19, 2011, respectively (“Existing Loan Agreement”), the terms of which have been previously disclosed by the Company in its Current Reports on Form 8-K.  The lending group includes Bank of America, N.A. ($50 million commitment, down from $52.5 million), BOKF, NA d/b/a Bank of Arkansas ($35 million commitment, equal to the previous commitment), Commerce Bank ($15 million commitment, up from $11.67 million), First Tennessee Bank, N.A. ($15 million commitment, new lender) and Arvest Bank ($10 million commitment, up from $5.83 million).  Bank of America, N.A. serves as the administrative agent for the lenders, lead arranger and book manager for the amended and restated credit facilities.

The Agreement extends the term of the Company’s revolving credit facilities to March 9, 2015 and increases the total permitted borrowings from $105 million to $125 million, including an increase in the Colonial revolving line of credit from $95 million to $115 million.  The ACM-TCM revolving line of credit commitment remains the same at $10 million. At January 31, 2012, the end of the Company’s third fiscal quarter, there was approximately $21 million in additional availability under the Existing Loan Agreement.  The Agreement also includes an accordion feature allowing for up to an additional $50 million in total commitments, subject to lender approval and/or successful syndication. The Agreement provides for three pricing tiers (down from five) for determining the applicable interest rate, based on the Company’s consolidated leverage ratio for the preceding fiscal quarter. The current applicable interest rate under the Agreement is generally LIBOR plus 2.5%. The Agreement also requires the Company to pay a monthly fee to the lenders of .25% times the amount of unused credit commitments.  Borrowings are secured primarily by accounts receivable and inventory of the respective subsidiaries.  The Agreement increases the advance rate on accounts receivable from 50% to 55%.

The Agreement contains various reporting and performance covenants including (i) maintenance of certain financial ratios and tests, (ii) limitations on borrowings from other sources, (iii) restrictions on certain operating activities and (iv) limitations on the payment of dividends or distributions. The distribution limitations under the Agreement allow the Company to repurchase the Company’s stock so long as: either (a) the aggregate amount of such repurchases does not exceed $40 million and the sum of borrowing bases combined minus the principal balances of all revolver loans after giving effect to such repurchases is equal to or greater than 25% of the sum of the borrowing bases, or (b) the aggregate amount of such repurchases does not exceed 75% of the consolidated net income of the Company measured on a trailing twelve month basis; provided that immediately before and after giving effect to the stock repurchases, at least 12.5% of the aggregate funds committed under the credit facilities remain available.

The Agreement contains customary events of default that would permit the lenders to accelerate the loans if not cured within applicable grace periods, including the failure to make timely payments under the Agreements, the failure to satisfy covenants and specified events of bankruptcy or insolvency. The Company has guaranteed the obligations of its subsidiaries under the Agreement. In addition, any obligations of its subsidiaries to the Company and to its other subsidiaries are subordinated to the obligations under the Agreement.

The descriptions above are summaries and are qualified in their entirety by the Amended and Restated Loan and Security Agreement, which is filed as an exhibit to this report and is incorporated herein by reference.

A copy of the Company’s press release, dated March 12, 2012, announcing the Amended and Restated Loan Agreement is attached as Exhibit 99.1 to this Current Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

4.1*
Amended and Restated Loan and Security Agreement dated March 9, 2012, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of America N.A., as Administrative Agent, Lead Arranger and Book Manager.

4.2	Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender.

4.3	Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.4	Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of Commerce Bank, as Lender.

4.5	Colonial Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of First Tennessee Bank, as Lender.

4.6	Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as Lender.

4.7
ACM-TCM Amended and Restated Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Bank of America, N.A., as Lender.

4.8
ACM-TCM Amended and Restated Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.9	ACM-TCM Amended and Restated Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Commerce Bank, as Lender.

4.10	ACM-TCM Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of First Tennessee Bank, as Lender.

4.11	ACM-TCM Amended and Restated Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Arvest Bank, as Lender.

4.12	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by America’s Car-Mart, Inc., a Texas corporation, as Guarantor, in favor of Bank of America, N.A. as Agent for the Lenders.

4.13
Amended and Restated Continuing Guaranty dated as of March 9, 2012, by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Guarantors, in favor of Bank of America, N.A., as Agent for the Lenders.

4.14	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by Colonial Auto Finance, Inc., as Guarantor, in favor of Bank of America, N.A., as Agent for the Lenders.

4.15	Amended and Restated Security Agreement dated as of March 9, 2012, between America’s Car-Mart, Inc., a Texas corporation, as Grantor, and Bank of America, N.A., as Agent for Lenders.

4.16*
Amended and Restated Security Agreement dated as of March 9, 2012, by and among America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Grantors, and Bank of America, N.A., as Agent for Lenders.

4.17	Amended and Restated Security Agreement dated as of March 9, 2012, between Colonial Auto Finance, Inc., as Grantor, and Bank of America, N.A., as Agent for Lenders.

99.1	Press release announcing Amended and Restated Loan Agreement dated March 12, 2012.

* Portions of the schedules to Exhibit 4.1 and 4.16 have been omitted pursuant to an application for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: March 12, 2012	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Exhibit Index

4.1*
Amended and Restated Loan and Security Agreement dated March 9, 2012, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of America N.A., as Administrative Agent, Lead Arranger and Book Manager.

4.2	Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender.

4.3	Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.4	Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of Commerce Bank, as Lender.

4.5	Colonial Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of First Tennessee Bank, as Lender.

4.6	Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as Lender.

4.7
ACM-TCM Amended and Restated Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Bank of America, N.A., as Lender.

4.8
ACM-TCM Amended and Restated Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.9	ACM-TCM Amended and Restated Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Commerce Bank, as Lender.

4.10	ACM-TCM Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of First Tennessee Bank, as Lender.

4.11	ACM-TCM Amended and Restated Revolver Note dated March 9, 2012 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Arvest Bank, as Lender.

4.12	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by America’s Car-Mart, Inc., a Texas corporation, as Guarantor, in favor of Bank of America, N.A. as Agent for the Lenders.

4.13
Amended and Restated Continuing Guaranty dated as of March 9, 2012, by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Guarantors, in favor of Bank of America, N.A., as Agent for the Lenders.

4.14	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by Colonial Auto Finance, Inc., as Guarantor, in favor of Bank of America, N.A., as Agent for the Lenders.

4.15	Amended and Restated Security Agreement dated as of March 9, 2012, between America’s Car-Mart, Inc., a Texas corporation, as Grantor, and Bank of America, N.A., as Agent for Lenders.

4.16*
Amended and Restated Security Agreement dated as of March 9, 2012, by and among America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Grantors, and Bank of America, N.A., as Agent for Lenders.

4.17	Amended and Restated Security Agreement dated as of March 9, 2012, between Colonial Auto Finance, Inc., as Grantor, and Bank of America, N.A., as Agent for Lenders.

99.1	Press release announcing Amended and Restated Loan Agreement dated March 12, 2012.

* Portions of the schedules to Exhibit 4.1 and 4.16 have been omitted pursuant to an application for confidential treatment.